                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-43821 and No. 333-45873) of Network Solutions, Inc. of our reports dated February 6, 1998 appearing on pages F-2 and F-3 of this Form 10-K.

/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP

Falls Church, VA
March 27, 1998